INVESTMENT PORTFOLIO (unaudited)

As of September 30, 2019	NexPoint Healthcare Opportunities Fund

Shares		Value ($)
Common Stock — 82.0%
Healthcare — 82.0%
Biotechnology — 24.3%
500	Amarin Corp. PLC ADR (a)	7,580
30	Amgen, Inc.	5,805
235	Heron Therapeutics, Inc. (a)	4,348
235	Portola Pharmaceuticals, Inc. (a)	6,303
760	TG Therapeutics, Inc. (a)	4,267

		28,303

Healthcare Equipment — 6.5%
90	Abbott Laboratories	7,530

Healthcare Facilities (a) — 6.0%
225	Acadia Healthcare, Inc.	6,993

Healthcare Services (a) — 6.3%
65	LHC Group, Inc.	7,381

Life Sciences Tools & Services — 20.2%
20	Bio-Rad Laboratories, Inc., Class A (a)	6,655
50	Charles River Laboratories International, Inc. (a)	6,619
35	Thermo Fisher Scientific	10,194

		23,468

Managed Healthcare — 9.5%
25	Humana, Inc.	6,392
43	Molina Healthcare, Inc. (a)	4,718

		11,110

Pharmaceuticals (a) — 9.2%
110	Aerie Pharmaceuticals, Inc.	2,114
425	Collegium Pharmaceutical, Inc.	4,879
850	Paratek Pharmaceuticals, Inc.	3,672

		10,665

	Total Common Stock (Cost $118,020)	95,450

Cash Equivalents — 71.9%
Money Market Fund (b) — 71.9%
83,762	Dreyfus Treasury & Agency Cash Management, Institutional Class 1.830%	83,762

	Total Cash Equivalents (Cost $83,762)	83,762

Total Investments - 153.9% (Cost $201,782)		179,212

Other Assets & Liabilities, Net - (53.9)%		(62,762)

Net Assets - 100.0%		116,450

(a)	Non-income producing security.
(b)	Rate shown is 7 day effective yield.

ADR — American Depositary Receipt

PLC — Public Limited Company

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of September 30, 2019	NexPoint Healthcare Opportunities Fund

Organization

NexPoint Healthcare Opportunities Fund (the “Fund”) is a Delaware statutory trust and is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that operates as an interval fund. The Fund commenced operations on May 29, 2018. This report includes information for the period from the commencement of operations to September 30, 2019. The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its total assets (defined as net assets plus the amount of any borrowing for investment purposes) in the securities of U.S. and non-U.S. companies engaged in the healthcare industry (“Healthcare Companies”). Healthcare Companies are considered to include companies in one or more of the following sub-sectors: pharmaceuticals, biotechnology, managed care, life science and tools, healthcare technology, healthcare services, healthcare supplies, healthcare facilities, healthcare equipment, healthcare distributors, health and wellness, cosmetics and skin care and Real Estate Investment Trusts (“REITs”) that derive their income from the ownership, leasing, or financing of properties in the healthcare sector.

Valuation of Investments

In computing the Fund’s net assets attributable to shares, securities with readily available market quotations on the New York Stock Exchange (“NYSE”), National Association of Securities Dealers Automated Quotation (“NASDAQ”) or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by the Fund’s Board of Trustees (the “Board”). Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that NexPoint Advisors, L.P. (“NexPoint” or “the Investment Adviser”) has determined to have the capability to provide appropriate pricing services which have been approved by the Board.

Securities for which market quotations are not readily available, or for which the Fund has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s net asset value (“NAV”), will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including, but not limited to: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Fund. The NAVs—2 share classes shown in the Fund’s financial statements may vary from the NAVs published by the Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

Fair Value Measurements

The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of September 30, 2019	NexPoint Healthcare Opportunities Fund

Level 1	—	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2	—	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3	—	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of September 30, 2019, the Fund’s investments consisted primarily of common stocks.

The fair value of the Fund’s common stocks that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value at the end of the period. A summary of the inputs used to value the Fund’s assets as of September 30, 2019 is as follows:

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of September 30, 2019	NexPoint Healthcare Opportunities Fund

	Total value at September 30, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets (1)
Common Stock	$95,450	$95,450	$—	$—
Cash Equivalents	83,762	83,762	—	—

Total	$179,212	$179,212	$—	$—

(1)	See Investment Portfolio detail for industry breakout.

For the period ended September 30, 2019, there were no transfers between Levels.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Cash & Cash Equivalents

The Fund considers liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of three months or less to be cash equivalents. The Fund also considers money mark instruments that invest in cash equivalents to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of this financial report.

Securities Sold Short

The Fund may sell securities short. A security sold short is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any dividends or other payments received on such borrowed securities. In some circumstances, the Fund may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage. Cash held as collateral for securities sold short are shown on the Investment Portfolio for the Fund.

Affiliated Issuers

Under Section 2 (a)(3) of the Investment Company Act of 1940, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities or if the portfolio company is under common control.

The Fund did not have any affiliated issuers as of September 30, 2019.

Significant Shareholders

The number of shareholders each owning 5% or more of the Fund is listed below. The total percentage of the Fund held by such external shareholders as well as percentage of the Fund held by certain directly and indirectly wholly-owned subsidiaries of the Investment Adviser and their affiliates (“Highland Affiliates”) at September 30, 2019 were:

Number	% of Fund Held
1	100%

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of September 30, 2019	NexPoint Healthcare Opportunities Fund

Investment activities of these shareholders, including redemptions, could have a material impact on the Fund and remaining shareholders.

For more information with regard to significant accounting policies, see the most recent semi-annual report filed with the U.S. Securities and Exchange Commission.